EXHIBIT 10.7

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 1 to Registration Rights Agreement (this "Amendment"), dated January 23, 2003, is made by and among Sun Network Group, Inc., a Florida corporation with its headquarters located at 5670 Wilshire Blvd., Suite 1300, Los Angeles, California 90036 (the "Company") and AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Offshore, Ltd. (formerly AJW/New Millennium Offshore, Ltd.) and AJW Qualified Partners, LLC (formerly Pegasus Capital Partners, LLC) (collectively, the "Investors").

         WHEREAS:

         The Company and the Investors are parties to that certain Registration Rights Agreement, dated June 27, 2002 (the "Registration Rights Agreement"); and

         The Company and the Investors desire to amend the Registration Rights Agreement as set forth below.

         NOW, THEREFORE, the Company and the Investors hereby agree as follows:

1.       Amendment of Section 1(a)(iii) of the Registration Rights Agreement.
         Section 1(a)(iii) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                  "REGISTRABLE SECURITIES" means the Conversion Shares issued or issuable upon conversion or otherwise pursuant to the Debentures and the Additional Debentures (as defined in the Securities Purchase Agreement) including, without limitation, shares issued or issuable in respect of interest or in redemption of the Debentures in accordance with the terms thereof, and the Warrant Shares issuable, upon exercise or otherwise pursuant to the Warrants and the Additional Warrants (as defined in the Securities Purchase Agreement), and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing."

2. No Other Provisions or Documents Affected Hereby. This Amendment does not effect any other provisions of the Registration Rights Agreement or the provisions of any other document entered into in connection with the transactions set forth in that certain Securities Purchase Agreement, dated June 27, 2002, by and among the Company and the Investors.





                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

SUN NETWORK GROUP, INC.

/s/ T. Joseph Coleman
______________________________________
T. Joseph Coleman
President and Chief Executive Offer


AJW PARTNERS, LLC
By:  SMS Group, LLC

/s/ Corey S. Ribotsky
______________________________________
Corey S. Ribotsky
Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC

/s/ Corey S. Ribotsky
______________________________________
Corey S. Ribotsky
Manager

AJW QUALIFIED, LLC
By:  AJW Manager, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager

NEW MILLENNIUM CAPITAL PARTNERS, LLC
By:  First Street Manager II, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager

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